Exhibit 99.2

UNITED RESTAURANT MANAGEMENT, INC.

CERTIFICATE OF DESIGNATION, PREFERENCES

AND RELATIVE, PARTICIPATING, OPTIONAL AND

OTHER SPECIAL RIGHTS OF PREFERRED STOCK

AND QUALIFICATIONS, LIMITATIONS AND

RESTRICTIONS THEREOF

_______________________________

SERIES A PREFERRED STOCK

_______________________________

Pursuant to Section 151 of the

Delaware General Corporation Law

_______________________________

UNITED RESTAURANT MANAGEMENT, INC. (the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies that pursuant to the provisions of Section 151 of the Delaware General Corporation Law, its Board of Directors adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

WHEREAS, the Board of Directors of the Company is authorized, within the limitations and restrictions stated in the Certificate of Incorporation of the Company, to fix or alter from time to time the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations, or restrictions of any wholly unissued series of Preferred Stock, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the Delaware General Corporation Law; and

WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of preferred stock to be designated the Series A Preferred Stock of the Company and the number of shares constituting each such series of preferred stock;

NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized the Series A Preferred Stock on the terms and with the provisions herein set forth:

The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series A Preferred Stock or the holders thereof are as follows:

1.

Authorized Shares.  The number of authorized shares of the Series A Preferred Stock is 700,000 shares of the Preferred Stock.

2.

Redemption Rights.  The Series A Preferred Stock shall not be redeemable by the Company.

3.

Dividends and Liquidation Rights.  The Series A Preferred Stock shall have no preferences as to dividends or liquidation rights.

4.

Voting Rights.  With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holder of the outstanding shares of the Common Stock and the holders of the outstanding shares of the Series A Preferred Stock shall, except as otherwise required by law, vote together as a single class, and every holders of outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his name, and every holder of the outstanding shares of the Series A Preferred Stock shall be entitled to cast thereon ten (10) votes in person or by proxy for each share of the Series A Preferred Stock standing in his name.  With respect to any proposed amendment to the Articles of Incorporation which would change the powers, preferences, relative voting power or special rights of the shares of the Common Stock or the Series A Preferred Stock so as to affect either class adversely relative to the other, the approval of a majority of the votes entitled to be cast by the holders of the class adversely affected by the proposed amendment, voting separately as a class, shall be obtained in addition to the approval of a majority of the votes entitled to be cast by the holders of the Common Stock and the Series A Preferred Stock voting together as a single class as hereinbefore provided.

5.

Conversion Rights.

(a)

Beginning December 31, 2010, each share of Series A Preferred Stock may at the option of the holders be converted into ten fully paid and nonassessable shares of Common Stock.  Such right shall be exercised by the surrender to the Company of the certificate representing such share of Series A Preferred Stock to be converted at the principal executive offices of the corporation, or if an agent for the registration of transfer of shares of Common Stock is then duly appointed and acting (said agent being hereinafter referred to as the “Transfer Agent”), then at the office of the Transfer Agent, accompanied by a written notice of the election by the holder thereof to convert and (if so required by the corporation or the Transfer Agent) by instruments of transfer, in form satisfactory to the corporation and the Transfer Agent, duly executed by such holder or his duly authorized attorney.

(b)

As promptly as practicable after any such exercise of a holder’s election to convert, the Company will deliver, or cause to be delivered at the office of the Transfer Agent, to or upon the written order of the holder of such certificate, a certificate or certificates representing the number of full shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate representing shares of Series A Preferred Stock, and all rights of the holder of such shares as such holder shall cease at such time and the person in whose name a certificate representing the shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

(c)

No adjustments in respect of dividends shall be made upon the conversion of any share of Series A Preferred Stock, but exercise of the election to convert shall not deprive a holder of Series A Preferred Stock of the right to receive any dividend or distribution in respect of such stock payable to holders of record of Series A Preferred Stock prior to the effective date of conversion.

(d)

The Company covenants that it will at all times reserve and keep available from authorized but unissued shares or from treasury shares or from any combination thereof, solely for the purpose of issuance upon conversion of the outstanding shares of Series A Preferred Stock, such number of shares of Common Stock as shall be issuable upon the conversion of all such outstanding shares.

(e)

Stock Splits, etc.  If the number of shares of Common Stock issued and outstanding at any time after the effective date of this Resolution is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then immediately after the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or the effective date of such subdivision or split-up, as the case may be, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be appropriately adjusted by the Board of Directors of the Corporation so that the holder of any Series A Preferred Stock thereafter converted shall be entitled to receive the number of shares of Common Stock that he would have owned immediately following such stock dividend or split action had such Series A Preferred Stock been converted immediately prior thereto.

(f)

Reverse Stock Splits, etc.  If the number of shares of Common Stock issued and outstanding at any time after the effective date of this Resolution is decreased by a reverse stock split, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be appropriately adjusted so that the holder of any Series A Preferred Stock thereafter converted shall be entitled to receive the number of shares of Common Stock that he would have owned immediately following such reverse stock split action had such Series A Preferred Stock been converted immediately prior thereto.

(g)

Notice of Adjustments.  Whenever the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be adjusted as provided herein, the Corporation shall forthwith file, at the office of any conversion agent for the Series A Preferred Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of Series A Preferred Stock at its address appearing on the Corporation's records.

(h)

Taxes.  The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any Series A Preferred Stock.

(i)

Shares of Series A Preferred Stock converted or otherwise acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock without designation as to series.

6.

Transfer of the Series A Preferred Stock.

(a)

Any person holding shares of Series A Preferred Stock may transfer such shares of Series A Preferred Stock, whether by sale, assignment, gift, devise, bequest, appointment or otherwise.

(b)

Each certificate representing shares of Series A Preferred Stock shall be registered in the actual name of the owner thereof and not in “street name” or in any nominee name.

7.

Protective Provisions.

(a)

In addition to any other rights provided by law, without first obtaining the affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Series A Preferred Stock, the Company shall not amend or repeal any provision of, or add any provision to, this Certificate of Designation, if such action would adversely alter or change the preferences, rights, privileges, or powers of, or restrictions provided for the benefit of, the Series A Preferred Stock.

(b)

If any right, preference or limitation of the Series A Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

(c)

The holders of the Series A Preferred Stock shall be granted the rights of specific performance, injunctive relief and any other remedies that may be otherwise available at law or in equity to enforce the provisions of this Certificate of Designation.  The provisions of this Certificate of Designation are to be literally construed in interpreting the preferences granted to the Series A Preferred Stock hereunder.

IN WITNESS WHEREOF, UNITED RESTAURANT MANAGEMENT, INC. has caused this Certificate of Designation to be signed by its President and Secretary on this 19th day of June, 2009.

/s/ Steven L. White

Steven L. White, President & Secretary

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